Exhibit 99.1

WHEELER BROS., INC.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

FINANCIAL STATEMENTS

Balance Sheets

Statements of Earnings and Retained Earnings

Statements of Comprehensive Income

Statements of Cash Flows

Notes to Financial Statements

August 5, 2011

Shareholder
Wheeler Bros., Inc.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have audited the accompanying balance sheets of Wheeler Bros., Inc. (a Pennsylvania corporation) as of September 30, 2010 and 2009, and the related statements of earnings and retained earnings, comprehensive income, and cash flows for each of the years ended September 30, 2010, 2009, and 2008.  These financial statements are the responsibility of the Company’s managements.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wheeler Bros., Inc.  as of  September 30, 2010 and  2009, and the results of its operations and cash flows for each of the years ended September 30, 2010, 2009, and 2008 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note I to the financial statements, previously issued financial statements were restated due to changes in certain accounting policies.  An adjustment has been made to retained earnings as of October 1, 2007 to reflect these changes.

/s/ The Binkley Kanavy Group, LLC

WHEELER BROS., INC.

BALANCE SHEETS

ASSETS

	As of September 30,		As of March 31,
	2010	2009	2011
			(unaudited)
Current Assets
Cash and cash equivalents (Note A)	$26,430,431	$20,795,731	$33,625,626
Marketable securities (Notes A and E)	4,985,008	4,777,629	4,447,655
Accounts receivable – trade (Note A)	14,249,019	13,803,156	15,355,541
Inventories (Note A)	31,752,806	40,862,820	36,354,138
Prepaid expenses and deposits	2,924,561	2,761,669	2,872,041

Total Current Assets	80,341,825	83,001,005	92,655,001

Property, Plant and Equipment (Note A)
Building and leasehold improvements	953,808	938,566	972,190
Machinery and equipment	7,920,519	7,401,253	8,062,377
Furniture and office equipment	3,244,730	3,226,844	3,384,462
	12,119,057	11,566,663	12,419,029
Less accumulated depreciation	10,495,804	10,044,462	10,938,269

Net Property, Plant and Equipment	1,623,253	1,522,201	1,480,760

Other Assets
Cash surrender value of life insurance	397,888	384,836	400,624
Single premium annuities – at cost plus accumulated earnings, net of outstanding loans and accrued interest of $3,783,186, $3,577,481 and $3,888,324, respectively	685,854	666,465	855,648

Total Others Assets	1,083,742	1,051,301	1,256,272

Total Assets	$83,048,820	$85,574,507	$95,392,033

The accompanying notes are an integral part of these statements.

WHEELER BROS., INC.

BALANCE SHEETS

LIABILITIES

	As of September 30,		As of March 31,
	2010	2009	2011
			(unaudited)
Current Liabilities
Accounts payable – trade	$4,982,559	$3,364,217	$7,625,662
Accrued payroll and profit sharing (Note D)	7,388,062	7,351,063	5,395,383
Other accrued liabilities	632,551	711,857	1,429,596

Total Current Liabilities	13,003,172	11,427,137	14,450,641

SHAREHOLDERS’ EQUITY

Common Stock (Note G)	120,117	120,117	120,117
Retained Earnings	69,586,761	73,846,025	80,403,904

	69,706,878	73,966,142	80,524,021
Less Treasury Stock (Note G)	111,000	111,000	111,000

	69,595,878	73,855,142	80,413,021

Accumulated Other Comprehensive Income (Note F)	449,770	292,228	528,371

Total Shareholders’ Equity	70,045,648	74,147,370	80,941,392

Total Liabilities and Shareholders’ Equity	$83,048,820	$85,574,507	$95,392,033

The accompanying notes are an integral part of these statements.

WHEELER BROS., INC.

STATEMENTS OF EARNINGS AND RETAINED EARNINGS

	For the Years Ended September 30,			For the Six Months Ended March 31,
	2010	2009	2008	2011	2010
				(unaudited)	(unaudited)

Net Sales	$158,222,871	$160,209,624	$169,766,838	$77,841,001	$78,524,125
Cost of Goods Sold	105,085,526	107,524,895	117,468,796	50,180,452	51,636,046

Gross Profit	53,137,345	52,684,729	52,298,042	27,660,549	26,888,079

Selling, General and Administrative Expenses	23,019,257	22,838,280	23,310,152	12,272,720	12,225,594

Operating Profit	30,118,088	29,846,449	28,987,890	15,387,829	14,662,485

Other Income (Deductions)
Interest expense	(206,460)	(194,937)	(184,184)	(110,138)	(101,359)
Investment income	453,429	527,452	792,546	119,460	206,734
Miscellaneous	43,679	78,046	205,414	53,992	21,077

Earnings Before Income Taxes	30,408,736	30,257,010	29,801,666	15,451,143	14,788,937

Income Taxes (Note C)	1,038,000	1,000,000	720,000	504,000	504,000

Net Earnings	29,370,736	29,257,010	29,081,666	14,947,143	14,284,937

Retained Earnings at Beginning of Period	73,846,025	70,515,015	56,894,449	69,586,761	73,846,025
Distributions to Shareholders	33,630,000	25,926,000	15,461,100	4,130,000	4,030,000

Retained Earnings at End of Period	$69,586,761	$73,846,025	$70,515,015	$80,403,904	$84,100,962

The accompanying notes are an integral part of these statements.

WHEELER BROS., INC.

STATEMENTS OF COMPREHENSIVE INCOME

	For the Years Ended September 30,			For the Six Months Ended March 31,
	2010	2009	2008	2011	2010
				(unaudited)	(unaudited)

Net Earnings	$29,370,736	$29,257,010	$29,081,666	$14,947,143	$14,284,937

Other Comprehensive Income
Unrealized gains on securities:
Unrealized holding gains (losses) arising during the period	179,247	(50,101)	(318,054)	78,601	126,919
Reclassification adjustment for (gains) losses Included in net earnings	(21,706)	165,868	(2,753)	-	-
	157,541	115,767	(320,807)	78,601	126,919

Comprehensive Income	$29,528,277	$29,372,777	$28,760,859	$15,025,744	$14,411,856

The accompanying notes are an integral part of these statements.

WHEELER BROS., INC.

STATEMENTS OF CASH FLOWS

	For the Years Ended September 30,			For the Six Months Ended March 31,
	2010	2009	2008	2011	2010
				(unaudited)	(unaudited)

Cash Flows From Operating Activities
Net earnings	$29,370,736	$29,257,010	$29,081,666	$14,947,143	$14,284,937
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization of property, plant and equipment	609,493	640,809	706,811	442,463	459,620
Loss (gain) on disposal of property, plant and equipment	287	2,653	(128,739)	-	-
Loss on sale of marketable securities	8,324	99,740	62,633	-	(43,375)
(Increase) decrease in:
Accounts receivable	(445,863)	1,448,151	(1,313,936)	(1,106,521)	155,843
Inventories	9,110,014	(3,143,489)	(3,816,240)	(4,601,332)	3,253,316
Prepaid expenses and deposits	(162,892)	(285,201)	200,011	52,520	(346,298)
Cash surrender value of life insurance and single Premium annuity	(32,441)	(34,366)	(32,587)	(172,530)	98,623
Increase (decrease) in:
Accounts payable	1,618,342	(3,028,520)	563,425	2,643,103	3,291,548
Accrued liabilities	(42,307)	3,422	353,745	(1,195,633)	(1,148,015)

Net Cash Provided by Operating Activities	40,033,693	24,960,209	25,676,789	11,009,213	20,006,199

Cash Flows From Investing Activities
Proceeds from sale of property and equipment	-	3,700	326,380	-	-
Proceeds from sale of marketable securities	879,841	1,197,491	1,290,147	615,954	-
Purchase of property and equipment	(710,833)	(623,392)	(626,310)	(299,972)	(590,982)
Purchase of marketable securities	(938,001)	(1,600,634)	(2,615,218)	-	-

Net Cash (Used) Provided by Investing Activities	(768,993)	(1,022,835)	(1,625,001)	315,982	(590,982)

Cash Flows From Financing Activities
Distributions to shareholders	(33,630,000)	(25,926,000)	(15,461,100)	(4,130,000)	(4,030,000)

Net Cash Used by Financing Activities	(33,630,000)	(25,926,000)	(15,461,100)	(4,130,000)	(4,030,000)

Net Increase (Decrease) in Cash and Cash Equivalents	5,634,700	(1,988,626)	8,590,688	7,195,195	15,385,217

Cash and cash equivalents at beginning of period	20,795,731	22,784,357	14,193,669	26,430,431	20,795,731

Cash and Cash Equivalents at end of period	$26,430,431	$20,795,731	$22,784,357	$33,625,626	$36,180,948

Supplemental Disclosures

Interest paid	$206,460	$194,937	$184,184

Income taxes paid	$1,166,470	$901,495	$773,075

The accompanying notes are an integral part of these statements.

WHEELER BROS., INC.

NOTES TO FINANCIAL STATEMENTS
(All information with respect to March 31, 2011 and 2010 is unaudited)

Note A - Summary of Accounting Policies

This summary of significant accounting policies of Wheeler Bros., Inc. (the Company) is presented to assist in understanding the Company’s financial statements.  The financial statements and notes are representations of the Company’s management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

1.  Nature of Operations

The Company is a distributor of automotive, truck and ground support vehicle parts whose primary operations and headquarters are located in Somerset, Pennsylvania, with inventories located on various government facilities.  The Company’s principal markets are located worldwide.

2.  Marketable Securities

Investments in marketable securities are recorded at market value.  The basis used to determine investment cost for computing realized gains or losses for marketable securities is average cost.

3.  Accounts Receivable

The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required.  During the year, the Company reviews their listing of accounts receivable and when amounts become past due, a determination is made as to the collectability of the receivable.  If amounts become uncollectible, they will be charged to operations when that determination is made.

4.  Inventories

Inventories are stated at the lower of cost or market.  Cost is determined by the first-in, first-out (FIFO) method.

5.  Property, Plant and Equipment

Property, plant and equipment are recorded at cost.  Depreciation and amortization are provided in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives on straight-line and accelerated methods.  Leasehold improvements are amortized over the service lives of the improvements.

6.  Cash Equivalents

For purposes of the statements of cash flows, the Company considers all investments having original maturities of three months or less, money market, and other interest-bearing deposit accounts to be cash equivalents.

7.  Use of Estimates

In preparing the Company’s financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

8.  Revenue Recognition

Substantially all of the Company’s revenue results from supplying vehicle parts to clients.  The Company recognizes revenue from the sale of vehicle parts when the product is delivered to the customer.  Revenue from sales are presented net of allowances for estimated sales returns, which are based on historical return rates.

WHEELER BROS., INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
(All information with respect to March 31, 2011 and 2010 is unaudited)

Note A - Summary of Accounting Policies (Continued)

9.  Shipping and Handling

For presentation purposes, shipping and handling charges have been included in the costs of good sold.

Note B - Related Party Transactions

The Company has various rental agreements with related parties.  The Company rents its office and warehouse space on a month-to-month basis for $25,070 per month plus operating costs.  The Company also rents three additional warehouses for $35,000, $7,203, and $4,500 per month plus operating costs.  The term of the first warehouse lease is fifteen years beginning April 1, 2002.  The second warehouse is leased on a month-to-month basis beginning March 1, 2005.  The third warehouse is leased on a month-to-month basis beginning March 1, 2006.  Rental payments made for all related party leases for the years ended September 30, 2010, 2009, and 2008 were $860,000 for each year and $430,000 for the six months ended March 31, 2011 and March 31, 2010.  Future minimum lease payments under the non-cancelable lease are as follows:

September 30

2011	$420,000
2012	420,000
2013	420,000
2014	420,000
2015	420,000
Thereafter	630,000

$2,730,000

Note C - Income Taxes

The shareholders of the Company elected under Subchapter S of the Internal Revenue Code not to have the Company's earnings taxed as a corporation.  However, the Company is liable to various state and local governments for corporate income taxes.   Federal, Pennsylvania and various other state income taxes will be payable by the shareholders at varied rates which may require a distribution of corporate funds.

Note D - Employee Benefit Plans

The Company has a profit sharing plan, which covers substantially all of its employees, and a deferred compensation plan in favor of some of its employees.  Both plans provide for contributions from the Company as determined by the Board of Directors.  The profit sharing expense for the years ended September 30, 2010, 2009, and 2008 amounted to $1,278,000 for each year and $504,000 and $486,000 for the six months ended March 31, 2011 and March 31, 2010, respectively.  Deferred compensation plan contribution expense for the years ended September 30, 2010, 2009, and 2008 amounted to $300,000, $326,000, and $331,000, respectively and $156,000 and $174,000 for the six months ended March 31, 2011 and March 31, 2010, respectively.  The balance in the deferred compensation accounts is included in the balance sheet under marketable securities, and a corresponding liability is included in the balance sheet under accrued payroll and profit sharing.

WHEELER BROS., INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
(All information with respect to March 31, 2011 and 2010 is unaudited)

Note E - Investments in Marketable Securities

Information relating to debt and equity available-for-sale securities as of September 30 is as follows:

	2010	2009

Fair value of debt available-for-sale securities	$3,241,437	$3,672,730
Fair value of equity available-for-sale securities	1,743,571	1,104,899
Total fair value of available-for-sale securities	4,985,008	4,777,629

Cost of debt available-for-sale securities	$3,240,106	$3,703,303
Cost of equity available-for-sale securities	1,295,132	782,098
Total cost of available-for-sale securities	4,535,238	4,485,401

Unrealized appreciation of available-for-sale securities	$449,770	$292,228

As of September 30, 2010, the fair market values of debt available-for-sale securities maturities are as follows:

Less than 1 Year	$2,463,143
1 to 5 Years	427,898
5 to 10 Years	329,296
Greater than 10 Years	21,100
Total	$3,241,437

Note F - Accumulated Other Comprehensive Income

The balance in Accumulated Other Comprehensive Income consists of the following:

	Unrealized Gains on Securities	Accumulated Other Comprehensive Income

Balance at October 1, 2008	$176,461	$176,461
Change during the year ended September 30, 2009	115,767	115,767

Balance at September 30, 2009	292,228	292,228
Change during the year ended September 30, 2010	157,542	157,542

Balance at September 30, 2010	449,770	449,770
Change during the period ended March 31, 2011	78,601	78,601

Balance at March 31, 2011	$528,371	$528,371

WHEELER BROS., INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
(All information with respect to March 31, 2011 and 2010 is unaudited)

Note G - Capital Stock Transactions

The shareholders’ equity section contains the following classes of common stock at September 30:

	2010	2009

Voting common stock:
Shares authorized	100,000	100,000
Shares issued	94,733	94,733

Non-voting common stock:
Shares authorized	3,900,000	3,900,000
Shares issued	3,031,472	3,031,472

All classes of common stock are no par and have no stated value. There was no change to the amount of common stock during the period ended March 31, 2011

Treasury stock is shown at cost.  Treasury stock consisted of 3,000 shares of voting common stock and 96,000 shares of non-voting common stock at September 30, 2010 and 2009.

Note H - Concentrations

The majority of the Company's accounts receivable and sales were with agencies of the United States government for the years ended September 30, 2010, 2009, and 2008.

The majority of the Company’s purchases of inventory for the years ended September 30, 2010, 2009, and 2008 were from after market and original automotive, truck and ground support vehicle manufacturers and distributors.

The Company maintains its cash and cash equivalent holdings in amounts generally exceeding federally insured limits.  The Company has not experienced any losses in such accounts.  Management believes the Company is not exposed to any significant credit risk related to cash.

WHEELER BROS., INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
(All information with respect to March 31, 2011 and 2010 is unaudited)

Note I – Restatement of Prior Periods

The Company has evaluated its accounting policies and is restating previously issued financial statements due to the following changes: 1) certain indirect overhead costs related to the acquisition and storage of inventory are being capitalized; 2) bonus depreciation as permitted by the Internal Revenue Code will no longer be recorded for financial statement purposes; 3) certain research & development costs will be expensed in the period incurred; and 4) accrued vacation will be recorded in the financial statements.  These restatements result in an increase to retained earnings of $1,336,275 as of October 1, 2007.

The restatements had the following effects on the balance sheets as of September 30:

	2010	2009

Inventories	$1,998,915	$2,175,391
Prepaid expenses and deposits	$(264,307)	$-
Accumulated depreciation	$(214,038)	$(257,887)
Accrued vacation	$525,000	$550,000
Retained earnings	$1,423,646	$1,883,278

The restatements had the following effects on the statements of earnings for the years ending September 30:

	2010	2009	2008

Cost of Goods Sold	$176,476	$(490,873)	$97,573
Selling, General and Administrative Expenses	283,156	(73,957)	(79,746)

Net Earnings and Comprehensive Income	$(459,632)	$564,830	$(17,827)

Note J - Subsequent Events

During June 2011, VSE Corporation acquired 100% of the outstanding stock of the Company.  Subsequent to September 30, 2010 and prior to the closing, the Company distributed $31,930,000 in cash to the shareholders.

The Company has evaluated subsequent events through August 5, 2011 the date which the financial statements were available to be issued.